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                                 EXHIBIT 10(t)*


         Amendment No. 7 dated June 1, 1996 to Employment Agreement between the Registrant and Alan M. Krause.

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                               AMENDMENT NO. 7 TO
                              EMPLOYMENT AGREEMENT
                              --------------------



                  This Amendment No. 7 to Employment Agreement made as of June 1, 1996 between REALTY ReFUND TRUST, an unincorporated association in the form of a business trust organized under the laws of the State of Ohio having its principal business address at 1385 Eaton Center, Cleveland, Ohio 44114 (the "Trust") and ALAN M. KRAUSE ("Employee").

                                 R E C I T A L S
                                 ---------------
                  The Trust and Employee entered into an Employment Agreement dated as of January 22, 1990. As of June 1, 1995, the Employment Agreement was amended to extend its term to January 21, 2006 (subject to the provisions for earlier termination contained at Section 5 of the Employment Agreement). The January 22, 1990 Employment Agreement, as amended, is herein referred to as the "Employment Agreement".

                  The parties desire to extend the term of the Employment Agreement by re-establishing the expiration date thereof.

                               A G R E E M E N T S
                               -------------------
                  NOW, THEREFORE, in consideration of the foregoing, and their mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:


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                  1.       The Trust and Employee agree to and do hereby
amend the Employment Agreement so that:

                           (a)  Section 2 on page 3 of the Employment
                  Agreement stating:

                           "2.  Term
                                ----

                                    . . . this Agreement shall commence upon the execution hereof and shall continue through and including the 21st day of January, 2006."

is replaced in its entirety as though originally set forth therein with:

                           "2.  Term
                                ----

                                    . . . this Agreement shall commence upon the execution hereof and shall continue through and including the 21st day of January, 2007."

and,

                           (b)  Section 6 on page 5 of the Employment
                  Agreement stating:

                           "6.  Covenant Against Competition
                                ----------------------------

                                    (A)  During the period commencing with
                           the date hereof and continuing until the latter of the expiration of the term of this Agreement or until January 21, 2006 if this Agreement shall be terminated for the reasons specified in Section 5(a)(i) hereof . . . ."

is replaced in its entirety as though originally set forth therein with:







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                           "6.  Covenant Against Competition
                                -----------------------------

                                    (A)  During the period commencing with
                           the date hereof and continuing until the latter of the expiration of the term of this Agreement or until January 21, 2007 if this Agreement shall be terminated for the reasons specified in Section 5(A)(i) hereof . . ."

                  2. Except as herein specifically amended, all of the terms and conditions of the Employment Agreement are hereby ratified and confirmed and the Employment Agreement is hereby incorporated to the same extent as if fully rewritten herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to Employment Agreement to be duly executed as of June 1, 1996.

                                           REALTY ReFUND TRUST


                                           By:  /s/ James H. Berick
                                               -------------------------------
                                              James H. Berick,
                                              President


                                           And: /s/ Christine Turk
                                               -------------------------------
                                               Christine Turk,
                                               Secretary

                                                     THE TRUST




                                           /s/ Alan M. Krause
                                              --------------------------------
                                              ALAN M. KRAUSE

                                                     EMPLOYEE